Exhibit 10.2

Executed Version

Security Agreement

Dated as of

November 21, 2022

among

Biodesix, Inc.,

as Grantor,

The Other Grantors from Time to Time Party hereto

and

Perceptive Credit Holdings IV, LP,
as Administrative Agent

Table of Contents

SECTION	HEADING	PAGE

-i-

Section 5.06.	Counterparts	16
Section 5.07.	Governing Law; Submission to Jurisdiction; Etc.	16
Section 5.08.	WAIVER OF JURY TRIAL	17
Section 5.09.	Captions	17
Section 5.10.	Agents and Attorneys in Fact	17
Section 5.11.	Severability	17
Section 5.12.	Additional Grantors	17

Exhibits:

Exhibit A — Form of Joinder

Schedules:

Schedule 1 — Certain Grantor Information

Schedule 2 — Pledged Shares

Schedule 3 — Promissory Notes

Schedule 4 — Copyrights, Copyright Registrations and Applications for Copyright Registrations

Schedule 5 — Patents and Patent Applications

Schedule 6 — Trade Names, Trademarks, Services Marks, Trademark and Service Mark Registrations and Applications for Trademark and Service Mark Registrations

Schedule 7 — Deposit Accounts, Securities Accounts and Commodity Accounts

Schedule 8 — Commercial Tort Claims

-ii-

Security Agreement

This Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of November 21, 2022, is made by and among Biodesix, Inc., a Delaware corporation (“Borrower” and collectively with each entity that becomes a “Grantor” hereunder as contemplated by Section 5.12, each, a “Grantor”, and collectively, the “Grantors”), and Perceptive Credit Holdings IV, LP, a Delaware limited partnership, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

The Secured Parties have agreed to provide term loans to Borrower, as provided in the Credit Agreement (as defined below).

Each Grantor (other than Borrower) has guaranteed the obligations of Borrower to the Secured Parties under the Credit Agreement.

To induce the Secured Parties to extend credit under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor has agreed to grant a security interest in the Collateral (as defined below) of such Grantor as security for the Secured Obligations (as defined below).

Accordingly, the parties hereto agree as follows:

SECTION 1. Definitions, Etc.

Section 1.01. Certain Uniform Commercial Code Terms.

As used herein, the terms “Accession”, “Account”, “Account Debtor”, “Cash Proceeds”, “Certificated Security”, “Certificate of Title”, “Chattel Paper”, “Check,” “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Encumbrance,” “Entitlement Holder”, “Equipment”, “Financial Asset”, “Fixture”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter of Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds,” “Promissory Note,” “Record”, “Securities Account”, “Security”, “Security Entitlement”, “Software”, “Supporting Obligation” and “Uncertificated Security” have the respective meanings set forth in the UCC. Additional Definitions. In addition, as used herein:

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Collateral” has the meaning assigned to such term in Section 3.01.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto.

“Credit Agreement” means that certain Credit Agreement and Guaranty, dated as of the date hereof, among Borrower, the other Grantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, as such agreement is amended, supplemented, or otherwise modified, restated, extended, renewed, or replaced from time to time.

“Excluded Accounts” has the meaning set forth in the Credit Agreement.

“Excluded Asset” means:

(a) any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of it being included as part of the Collateral; provided, however, that the Proceeds, substitutions or replacements of the foregoing shall not constitute an Excluded Asset;

(b) Excluded Accounts;

(c) any assets (including intangibles) not located in the United States to the extent a grant of security interest therein is restricted or prohibited by applicable law (after giving effect to applicable anti-assignment provisions of the UCC or other applicable law);

(d) any lease, license, contract or agreement to which any Grantor is a party, in each case, if and only if, and solely to the extent that, (i) the grant of a security interest therein shall constitute or result in a breach, termination or default or invalidity thereunder or thereof (other than to the extent that any such term would be deemed ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity) or (ii) such lease, license, contract or agreement is an off-the-shelf or over-the-counter license of Intellectual Property that is not material to the operation of the business of the applicable Grantor or which can be replaced without a material expenditure; provided that immediately upon the time at which the consequences described in the foregoing clause (i) shall no longer exist, the Collateral shall include, and the applicable Grantor shall be deemed to have granted a security interest in, all of such Grantor’s right, title and interest in such lease, license, contract or agreement; provided, however, that the Proceeds of the foregoing shall not constitute an Excluded Asset;

(e) any application for registration of a trademark filed on an intent-to-use basis solely to the extent that the grant of a security interest in any such trademark application would materially adversely affect the validity or enforceability of the resulting trademark registration or result in cancellation of such trademark application;

(f) any asset that is subject to a Lien securing a purchase money obligation or capital lease obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or capital lease obligation) prohibits the creation of any other Lien on such asset;

(g) any assets for which a pledge thereof or security interest therein would reasonably be expected to result in adverse tax consequences for any Obligor that are not de minimis;

(h) any assets for which the grant, attachment, perfection or enforcement of a security interest therein would require the registration of a Certificate of Title;

(i) (A) fee-owned real property that is not Material Real Property and (B) any leasehold interest;

(j) those assets as to which the Administrative Agent and the Borrower reasonably agree in writing that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; and

(k) any of such Grantor’s rights or interests in or under any Property to the extent that, and only for so long as, such grant of a security interest (i) is prohibited by any applicable Law, rule, regulation, order or decree of a Governmental Authority with jurisdiction over such Property or (ii) requires the consent of a Governmental Authority with jurisdiction over such Property, in each case which has not been obtained.

“Initial Pledged Shares” means the Shares of each Issuer beneficially owned by any Grantor on the date hereof and identified in Schedule 2.

“Issuers” means, collectively, (a) the respective Persons identified on Schedule 2 under the caption “Issuer” and (b) any other Person that shall at any time be a Subsidiary of Borrower or any other Grantor.

“Joinder” has the meaning specified in Section 5.12.

“Material Real Property” means real property (including fixtures) owned or leased by any Obligor with a fair market value or book value (if fair market value is not available), as reasonably determined by the Borrower in good faith, exceeding $1,000,000.

“Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations in part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world.

“Pledged Shares” means, collectively, (a) the Initial Pledged Shares and (b) all other Shares of any Issuer now or hereafter owned by any Grantor, together in each case with (i) all certificates representing the same, (ii) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (iii) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Shares of any successor entity of any such merger or consolidation.

“Secured Obligations” means, with respect to each Grantor, the Obligations of such Grantor (other than contingent indemnification obligations or other obligations which, by their terms, survive termination of the Credit Agreement); provided that upon repayment in full of the Obligations (other than contingent indemnification obligations or other obligations which, by their terms, survive termination of the Credit Agreement and the Warrant Obligations), the Warrant Obligations shall no longer be “Secured Obligations.”

“Secured Parties” means collectively, the Lenders, the Administrative Agent and their successors and assigns as Lenders or Administrative Agent, as applicable, under the Credit Agreement.

“Shares” means shares of capital stock of a corporation, limited liability company interests, partnership interests and other ownership or equity interests of any class in any Person.

“Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world, together, in each case, with the goodwill of the business connected with the use thereof (excluding any application for registration of a trademark filed on an intent to use basis solely to the extent that the grant of a security interest in any such trademark application would materially adversely affect the validity or enforceability of the resulting trademark registration or result in cancellation of such trademark application).

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

Section 1.03. Other Defined Terms. All other capitalized terms used and not defined herein have the meanings ascribed to them in the Credit Agreement.

Section 2. Representations and Warranties

Each Grantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

Section 2.01. Title.

(a) Such Grantor has rights in or is the sole beneficial owner of the Collateral in which it purports to grant a Lien hereunder, and no Lien exists upon such Collateral, other than Permitted Liens.

(b) The security interest created or provided for herein constitutes a valid first-priority (subject to Permitted Priority Liens) perfected lien on such Collateral, subject, for the following Collateral, to the occurrence of the following: (i) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the filing of a UCC financing statement naming such Grantor as debtor, the Administrative Agent as secured party, and listing all personal property as collateral, (ii) with respect to any Deposit Account, Securities Account or Commodity Account, the execution of agreements among such Grantor, the applicable financial institution and the Administrative Agent, effective to grant “control” (as defined in the UCC) over such Deposit Account, Securities Account or Commodity Account to the Administrative Agent, (iii) with respect to any Intellectual Property not described in the foregoing clause (i), the filing of this Security Agreement or a short-form security agreement properly evidencing this Security Agreement with the United States Patent or Trademark Office or the United States Copyright Office, (iv) in the case of all certificated Shares, the delivery thereof to the Administrative Agent, properly endorsed for transfer to the Administrative Agent or in blank, (v) in the case of other Collateral which requires or permits possession by the Administrative Agent to perfect its security interest therein, delivery, and endorsement if necessary, thereof to the Administrative Agent, and (vi) in the case of any other type of Collateral, such actions as set forth in Section 4.01 with respect thereto.

Section 2.02. Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of such Grantor as of the date hereof are correctly set forth in Schedule 1. Schedule 1 correctly specifies the place of business of such Grantor or, if such Grantor has more than one place of business, the location of the chief executive office of such Grantor.

Section 2.03. Changes in Circumstances. Such Grantor has not (a) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the UCC), or (b) except as specified in Schedule 1, heretofore changed its name within the period of five years prior to the date hereof.

Section 2.04. Pledged Shares.

(a) The Initial Pledged Shares constitute 100% of the issued and outstanding Shares of each Issuer beneficially owned by such Grantor on the date hereof (other than any Shares held in a Securities Account referred to in Schedule 7), whether or not registered in the name of such Grantor. Schedule 2 correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value of such Shares and the respective number of such Shares (and registered owner thereof) represented by each such certificate.

(b) The Initial Pledged Shares are, and all other Pledged Shares that in the future will constitute Collateral will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Shares issued by a corporation) and (ii) duly issued and outstanding (in the case of any equity interest in any other entity). None of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, bylaws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the transfer of such Pledged Shares

(except for any such restriction (i) contained in any Loan Document, (ii) contained in any Restrictive Agreement permitted under Section 9.11 of the Credit Agreement, or (iii) affecting the offering and sale of securities generally).

Section 2.05. Promissory Notes. Schedule 3 sets forth a complete and correct list of all Promissory Notes (other than any held in a Securities Account referred to in Schedule 7) held by such Grantor on the date hereof.

Section 2.06. Intellectual Property.

(a) Schedules 4, 5 and 6, respectively, set forth a complete and correct list of all of the following Intellectual Property included in the Collateral owned by such Grantor on the date hereof (or, in the case of any supplement to said Schedules 4, 5 and 6, effecting a pledge thereof, as of the date of such supplement): (i) pending and applied for or registered Copyrights with the United States Copyright Office, (ii) pending and applied for or registered Patents with the United States Patent and Trademark Office, including the jurisdiction and patent number, (iii) pending and applied for or registered Trademarks with the United States Patent and Trademark Office, including the jurisdiction, trademark application or registration number and the application or registration date and (iv) trade names.

(b) Except as permitted by the Credit Agreement or pursuant to (i) licenses and other user agreements entered into by such Grantor in the Ordinary Course of Business (including as supplemented by any supplement effecting a pledge thereof), (ii) non-exclusive licenses and (iii) Permitted Licenses, such Grantor has not granted any other Person a license to use any Copyright, Patent or Trademark listed in said Schedules 4, 5 and 6 (as so supplemented), and, to such Grantor’s knowledge, all registrations listed in said Schedules 4, 5 and 6 (as so supplemented) are, except as noted therein, in full force and effect.

Section 2.07. Deposit Accounts, Securities Accounts and Commodity Accounts. Schedule 7 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts, in each case indicating any Excluded Accounts, of such Grantor on the date hereof.

Section 2.08. Commercial Tort Claims. Schedule 8 sets forth a complete and correct list of all Commercial Tort Claims of such Grantor having a value reasonably believed by such Grantor to be in excess of $500,000 on the date hereof.

Section 2.09. Update of Schedules. Each of Schedules 1 through 8 may be updated by Grantors from time to time to insure the continued accuracy of the representations set forth in this Section 2 to be made on any upcoming date on which representations and warranties are made incorporating the information in such Schedule, by Borrower providing notice (attaching an amended and restated version of such Schedule) in accordance with Section 13.02 of the Credit Agreement, or at such other times and in such manner and as set forth in the Credit Agreement.

SECTION 3. Collateral

Section 3.01. Granting Clause. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, a Lien in all of such Grantor’s right, title and interest in, to and under all of its property, in each case whether tangible or intangible, wherever located, and whether now owned by such Grantor or hereafter acquired and whether now existing or hereafter coming into existence, including without limitation all of the following, but excluding all Excluded Assets (collectively, and subject to the proviso at the end of this Section 3.01, “Collateral”):

(a) all Accounts (including all trade receivables);

(b) all Chattel Paper and other Records;

(c) all Checks;

(d) all Commercial Tort Claims;

(e) all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of the Administrative Agent or any Grantor or any of its Affiliates, representative, agent or correspondent of the Administrative Agent or any Grantor;

(f) all Documents;

(g) all Encumbrances;

(h) all Equipment;

(i) all Fixtures;

(j) all General Intangibles (including in respect of any intercompany Indebtedness);

(k) all Goods not otherwise described in this Section 3;

(l) all Instruments, including all Promissory Notes and any Instrument evidencing any intercompany Indebtedness;

(m) all Intellectual Property;

(n) all Inventory;

(o) all Letter of Credit Rights and all Supporting Obligations;

(p) all Investment Property not otherwise described in this Section 3, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(q) all Pledged Shares;

(r) all other tangible and intangible personal property of such Grantor (whether or not subject to the UCC), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 3.01 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files, invoices and other Records, including, without limitation, all tapes, disks, cards, software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 3.01 or are otherwise necessary or helpful in the collection or realization thereof; and

(s) all Proceeds, including all Cash Proceeds and Noncash Proceeds, of any and all of the foregoing Collateral.

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided, however, that, nothing set forth in this Section 3.01 or any other provision of this Agreement or any other Loan Document shall at any time constitute the grant of a security interest in, or a Lien on, any Excluded Asset, none of which shall constitute Collateral. For the avoidance of doubt, the Administrative Agent agrees that with respect to the Intellectual Property, the rights of the licensees under the Permitted Licenses will not be terminated, limited or otherwise materially and adversely affected by (i) the execution of or (ii) the exercise of the Administrative Agent’s rights under this Agreement or any other Loan Document.

SECTION 4. Further Assurances; Remedies

In furtherance of the grant of the security interest pursuant to Section 3, Grantors hereby jointly and severally agree with the Administrative Agent as follows:

Section 4.01. Delivery and Other Perfection. Each Grantor shall promptly (and, in any event, within thirty (30) days of such event, or such later date as the Administrative Agent may agree in its reasonable discretion) from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents as the Administrative Agent advises is necessary or reasonably requests to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:

(a) if any of the Pledged Shares, Investment Property or Financial Assets constituting part of the Collateral are received by a Grantor, promptly (x) deliver to the Administrative Agent the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent advises is necessary or reasonably requests, all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as the Administrative Agent may reasonably request to duly record or otherwise perfect the security interest created hereunder in such Collateral;

(b) deliver to the Administrative Agent any and all Instruments constituting part of the Collateral (other than any such Instrument that does not exceed $500,000 in value at any time, unless the aggregate value of such Instruments exceeds $500,000), endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request; provided, that (other than in the case of the Promissory Notes described in Schedule 3) unless an Event of Default has occurred and is continuing, such Grantor may retain for collection in the ordinary course any Instruments received by such Grantor in the Ordinary Course of Business and the Administrative Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any Instrument delivered by such Grantor available to such Grantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by the Administrative Agent, against trust receipt or like document);

(c) promptly from time to time enter into such control agreements, each in form and substance reasonably acceptable to the Administrative Agent, as may be required to perfect the security interest created hereby in any and all (i) Deposit Accounts, Securities Accounts and Commodity Accounts owned by the Obligors (other than Excluded Accounts), and (ii) Investment Property, Electronic Chattel Paper and Letter of Credit Rights (except with respect to Pledged Shares, other than any such property described in this subclause (ii) that does not exceed $250,000 in value at any time, unless the aggregate value of such property exceeds $500,000), and will promptly furnish to the Administrative Agent true copies thereof; and

(d) promptly from time to time upon the written request of the Administrative Agent, take such other action as the Administrative Agent may reasonably request to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, in that portion of the Collateral consisting of Intellectual Property.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, none of the Grantors shall be required, nor is the Administrative Agent authorized, (i) to take any actions in, or required by the Laws of, any jurisdiction other than the United States of America to create, perfect or maintain any security interest in any assets, including (without limitation) any Intellectual Property registered outside of the United States and all real property located in a federal flood zone or outside the United

States (it being understood that there shall be no security agreements, pledge agreements or similar security documents governed by the Laws of any non-U.S. jurisdiction), (ii) to take any other actions with respect to the perfection of the Administrative Agent’s Lien on Intellectual Property other than filing a Short-Form IP Security Agreements, in the U.S. Patent and Trademark Office or the U.S. Copyright Office, as appropriate, and the filing of a Uniform Commercial Code financing statement or (iii) to perfect in any assets subject to Certificates of Title.

Section 4.02. Other Financing Statements or Control. Except as otherwise permitted under the Loan Documents, no Grantor shall (a) file or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party (except to the extent that such financing statement or instrument relates to a Permitted Lien), or (b) cause or permit any Person other than Administrative Agent or any holder of a Permitted Priority Lien to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the UCC) of any Deposit Account, Securities Account or Commodity Account (in each case other than Excluded Accounts), Electronic Chattel Paper, Investment Property or Letter of Credit Right constituting part of the Collateral.

Section 4.03. Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

Section 4.04. Special Provisions Relating to Certain Collateral.

(a) Pledged Shares. (i) Grantors will cause the Pledged Shares to constitute at all times 100% of the total number of Shares of each Issuer then outstanding owned by Grantors.

(ii) Unless an Event of Default has occurred and is continuing and the Administrative Agent has given the Borrower prior written notice, Grantors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement and the other Loan Documents, provided that Grantors jointly and severally agree that they will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement and the other Loan Documents; and the Administrative Agent shall execute and deliver to Grantors or cause to be executed and delivered to Grantors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Grantors may reasonably request for the purpose of enabling Grantors to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.04(a)(ii).

(iii) Unless an Event of Default has occurred and is continuing and the Administrative Agent has given the Borrower prior written notice, Grantors shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Shares.

(iv) If an Event of Default has occurred and is continuing and the Administrative Agent has given the Borrower prior written notice, whether or not the Administrative Agent has declared any Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or the other Loan Documents, all dividends and other distributions on the Pledged Shares shall be paid directly to the Administrative Agent for distribution to the Secured Parties and retained by them as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, Grantors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided, that if such Event of Default is no longer continuing, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of Grantors (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to Grantors.

(b) Intellectual Property. (i) Each Grantor hereby grants to the Administrative Agent, with effect from the occurrence of an Event of Default that is continuing and solely during the continuation of such Event of Default, solely to the extent assignable, not prohibited by applicable Law, not otherwise prohibited by the documentation governing such Intellectual Property and not giving rise to any liability to or obligations on such Grantor, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, and the right to assign, license or sublicense, any of the Intellectual Property rights included in the Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located, solely for the purpose of enabling the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, to exercise rights and remedies under Section 4.05 at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies after the occurrence and during the continuation of an Event of Default, and for no other purpose; provided, that any such license or sublicense granted by the Administrative Agent to a third party shall include reasonable and customary terms and conditions necessary to preserve the existence, validity and value of the affected Intellectual Property, including provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to Patents, copyright notices and restrictions on decompilation and reverse engineering of copyrighted software. Such non-exclusive license to the Administrative Agent includes reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(ii) Notwithstanding anything contained herein to the contrary, but subject to any provision of the Loan Documents that limits the rights of any Grantor to dispose of its property, unless an Event of Default has occurred and is continuing, Grantors will be permitted to exploit, use, enjoy, protect, defend, enforce, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the Ordinary Course of Business of Grantors. In furtherance of the foregoing, unless an Event of Default has occurred and is continuing, the Administrative Agent shall from time to time, upon the request of the respective Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Grantor shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to Section 4.04(b)(i) as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made or other obligations which, by their terms, survive termination of the Credit Agreement) or earlier expiration of this Agreement or release of the Collateral, the license granted by Grantors to Administrative Agent pursuant to Section 4.04(b)(i) will automatically terminate without any further action by any party hereto. The exercise of rights and remedies under Section 4.05 by the Administrative Agent shall not terminate the rights of the holders of any licenses, covenants not to sue or sublicenses theretofore granted by Grantors in accordance with the first sentence of this Section 4.04(b)(ii).

(c) Chattel Paper. Grantors will deliver to Administrative Agent each original of each item of Chattel Paper at any time constituting part of the Collateral (other than any such Chattel Paper that does not exceed $250,000 in value at any time, unless the aggregate value of such Chattel Paper exceeds $500,000).

Section 4.05. Remedies.

(a) Rights and Remedies Generally upon Event of Default. If an Event of Default has occurred and is continuing, the Administrative Agent on behalf of the Secured Parties shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the Law in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by Law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent was the sole and absolute owner thereof (and each Grantor agrees to take all such action as may be appropriate to give effect to such right). If an Event of Default has occurred and is continuing, the Administrative Agent may exercise, on behalf of all Secured Parties, such rights and remedies described above; and without limiting the foregoing:

(i) the Administrative Agent may, in its name or in the name of any Grantor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(ii) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(iii) the Administrative Agent may require Grantors to notify (and each Grantor hereby authorizes the Administrative Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to the Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Grantor they shall be held in trust by such Grantor for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Administrative Agent for application as provided herein);

(iv) the Administrative Agent may require Grantors to assemble the Collateral at such place or places, convenient to the Administrative Agent and Grantors, as the Administrative Agent may direct;

(v) Subject to Section 4.04(a), the Administrative Agent may vote the Pledged Shares with respect to any and all matters and to exercise all of a Grantor’s rights to payments, conversion, exchange, subscription or otherwise with respect to such Pledged Shares;

(vi) Subject to Section 4.04(a), the Administrative Agent may require Grantors to cause the Pledged Shares to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any of such Pledged Shares is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Grantor copies of any notices and communications received by it with respect to such Pledged Shares);

(vii) the Administrative Agent may sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by the UCC or other applicable statute and cannot be waived), and the Secured Parties, the Administrative Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Grantors, any such demand, notice and right or equity being hereby expressly waived and released to the fullest extent permitted by applicable law. In the event of any sale, assignment, or other disposition of any of the Collateral consisting of Trademarks, the goodwill connected with and symbolized by the Trademarks subject to such disposition shall be included. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

(viii) the Proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of any license granted to the Administrative Agent in Section 4.04(b), shall be applied in accordance with Section 4.09.

(b) Certain Securities Act Limitations. Grantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Grantors acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale. To the extent permitted by applicable law, upon any such sale or sales of the Pledged Shares so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the applicable Grantor thereof to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, each Grantor shall execute, and hereby agrees to cause the issuer of any Pledged Shares to execute, as necessary, all applications or other instruments as may be required; provided that the foregoing shall not obligate any Grantor to register the Pledged Shares under the Securities Act of 1933. The Administrative Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Section 4.05 conducted in a commercially reasonable manner. Each Grantor hereby waives any claims against Administrative Agent, the Secured Parties or any of them arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

(c) Notice. Grantors agree that to the extent the Administrative Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten (10) Business Days’ notice shall be deemed to constitute reasonable prior notice.

(d) No Assumption of Obligations. Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, the Administrative Agent is not assuming any liability or obligation of any Grantor or any of its Affiliates of whatever nature, whether presently in existence or arising or asserted hereafter. All such liabilities and obligations shall be retained by and remain obligations and liabilities of the applicable Grantor and/or its Affiliates, as the case may be. Without limiting the foregoing, the Administrative Agent is not assuming and shall not be responsible for any liabilities or Claims of any Grantor or its Affiliates, whether present or future, absolute or contingent and whether or not relating to a Grantor, the Obligor Intellectual Property and/or the Material Agreements, and each Grantor shall indemnify and save harmless Administrative Agent from and against all such liabilities, Claims and Liens, to the extent set forth in Section 13.03(b) of the Credit Agreement.

Section 4.06. Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full in cash of the Secured Obligations (other than contingent indemnification obligations or other obligations which, by their terms, survive termination of the Credit Agreement or other Loan Documents), Grantors shall remain liable for any deficiency.

Section 4.07. Locations; Names, Etc. No Grantor shall (i) change its location (as defined in Section 9-307 of the UCC), or (ii) change its name from the name shown as its current legal name on Schedule 1, unless in each case such Grantor promptly (and, in any event, within thirty (30) days of such event, or such later date as the Administrative Agent may agree in its reasonable discretion) notify the Administrative Agent of such change.

Section 4.08. Application of Proceeds. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Administrative Agent under this Section 4, shall be applied by Administrative Agent in accordance with Section 4.01(b) of the Credit Agreement.

Section 4.09. Attorney in Fact and Proxy. Without limiting any rights or powers granted by this Agreement to the Administrative Agent on behalf of the Secured Parties, the Administrative Agent (and any of its officers, employees or agents) hereby is appointed the attorney in fact and proxy of each Grantor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default. THIS POWER AND PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE UNTIL THE PAYMENT IN FULL OF THE SECURED OBLIGATIONS. THIS POWER AND PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION BY ANY PERSON. Each Grantor ratifies all actions taken by the Administrative Agent pursuant to this power and proxy granted. All prior proxies granted by any Grantor with respect to the subject matter hereof are hereby revoked. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Grantor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

(b) Subject to terms and provisions of this Agreement, each Grantor, being the sole holder and owner of the Pledged Shares, hereby authorizes the Administrative Agent, for itself and for the benefit of the Lenders, during the continuance of an Event of Default, to vote for such Grantor, as Grantor’s proxy, at any and all meetings of the members of the issuer(s) of the Pledged Shares, and, as such Grantor’s proxy, to consent or dissent to any action taken without a meeting, and further makes, constitutes and irrevocably appoints the Administrative Agent, for itself and for the benefit of the Lenders, to act as the true and lawful proxy and attorney-in-fact in the name and on behalf of such Grantor, with full power to appoint a substitute or substitutes, to vote and execute and deliver written voting consents with respect to the Pledged Shares, to the same extent and with the same effect as such Grantor could do under any applicable laws or regulations governing the rights and powers of members or holders of equity interests of the applicable issuer(s) of the Pledged Shares.

Section 4.10. Perfection and Recordation. Each Grantor authorizes the Administrative Agent to file Uniform Commercial Code financing statements describing the Collateral as “all assets”, “all personal property and fixtures” or “ all assets of the debtor, whether tangible or intangible, wherever located, and whether now owned or hereafter acquired and whether now existing or hereafter coming into existence, including all accessions thereto and products and proceeds thereof” of such Grantor or words of similar effect or being of an equal or lesser scope or with greater detail (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3).

Section 4.11. Termination. When all Secured Obligations (other than contingent indemnification obligations for which no claim has been made or other obligations which, by their terms, survive termination of the Credit Agreement or other Loan Documents) shall have been indefeasibly paid in full in cash, this Agreement automatically shall terminate, and the Administrative Agent shall, upon request of Grantors, promptly cause to be assigned, transferred and delivered any remaining Collateral and money received in respect thereof, to or on the order of the respective Grantor and to be released and canceled all licenses and rights referred to in Section 4.04(b), in each case, at Grantors’ sole expense. The Administrative Agent shall also, at the expense of such Grantor, promptly execute and deliver to such Grantor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the liens on the Intellectual Property filings and such other documentation as shall be reasonably requested by the respective Grantor to effect the termination and release of the liens on the Collateral as required by this Section 4.11, in each case, at Grantors’ sole expense. If any of the Collateral shall be sold, transferred or otherwise disposed of by a Grantor in a transaction permitted by the Credit Agreement or if such Collateral otherwise becomes Excluded Assets, then the Administrative Agent, at Grantors’ sole expense, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

Section 4.12. Further Assurances. Each Grantor agrees that, from time to time upon the written request of the Administrative Agent, such Grantor will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to fully effectuate the purposes and objectives of this Agreement, in all cases subject to the terms of the Credit Agreement and excluding such documents, acts and things where the cost of obtaining or perfecting a security interest exceeds the practical benefit to the Lenders afforded thereby as determined by the Administrative Agent (in its sole discretion after consultation with Borrower or the applicable Grantor). The Administrative Agent shall release any Lien covering any asset that has been disposed of in accordance with the provisions of the Loan Documents.

SECTION 5. Miscellaneous

Section 5.01. Notices. All notices, requests, consents and demands hereunder shall be delivered in accordance with Section 13.02 of the Credit Agreement.

Section 5.02. No Waiver. No failure on the part of the Administrative Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 5.03. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Grantor, the Administrative

Agent and the Majority Lenders (unless the consent of each Lender is required in accordance with Section 13.04 of the Credit Agreement).

Section 5.04. Expenses.

(a) Grantors shall pay or reimburse the Administrative Agent and the Secured Parties for reasonable and documented out-of-pocket costs and expenses in accordance with Section 13.03(a) of the Credit Agreement.

(b) Grantors shall hereby indemnify the Administrative Agent, the Secured Parties, their Affiliates, and their respective directors, officers, employees, attorneys, agents, advisors and controlling parties in accordance with Section 13.03(b) of the Credit Agreement.

Section 5.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Grantor, the Administrative Agent and the Secured Parties (provided, that no Grantor shall assign or transfer its rights or obligations hereunder unless consented to in writing by the Lenders in accordance with the Credit Agreement).

Section 5.06. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic transmission (in PDF format) or DocuSign shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.07. Governing Law; Submission to Jurisdiction; Etc.

(a) Governing Law. This Agreement and the rights and obligations of the parties hereunder and all claims, disputes and matters arising hereunder or related hereto, shall be governed by, and construed in accordance with, the law of the State of New York, applicable to contracts executed in and to be performed ENTIRETY within that state, without reference to conflicts of laws PROVISIONs (other than Section 5-1401 of the New York General Obligations Law).

(b) Submission to Jurisdiction. Each Grantor agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof shall be brought in the Supreme Court of the State of New York sitting in New York

County or in the United States District Court for the Southern District of New York and irrevocably submits to the exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.

(c) Waiver of Venue. Each Grantor irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Grantor is or may be subject, by suit upon judgment.

(d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

Section 5.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.09. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 5.10. Agents and Attorneys in Fact. The Administrative Agent may employ agents and attorneys in fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys in fact selected by it in good faith.

Section 5.11. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by applicable law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

Section 5.12. Additional Grantors. Additional Persons may from time to time after the date of this Agreement become Grantors under this Agreement by executing and delivering to the Administrative Agent a supplemental agreement (together with all schedules thereto, a “Joinder”) to this Agreement, in substantially the form attached hereto as Exhibit A. Accordingly, upon the execution and delivery of any such Joinder by any such Person, such Person shall automatically and immediately, and without any further action on the part of any Person, become a “Grantor” under and for all purposes of this Agreement, and each of the Schedules hereto shall be supplemented in the manner specified in such Joinder. In addition, upon the execution and delivery of any such Joinder, the new Grantor makes the representations and warranties set forth in Section 2.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

GRANTOR:

Biodesix, Inc.

By: /s/ Robin Harper Cowie

Name: Robin Harper Cowie

Title: Chief Financial Officer

signature page
security agreement

ADMINISTRATIVE AGENT:

Perceptive Credit Holdings IV, LP

By: Perceptive Credit Opportunities GP, LLC, its general partner

By: /s/ Sandeep Dixit

Name: Sandeep Dixit

Title: Chief Credit Officer

By: /s/ Sam Chawla

Name: Sam Chawla

Title: Portfolio Manager

signature page
security agreement

EXHIBIT A

to Security Agreement

FORM OF JOINDER AGREEMENT

This Joinder Agreement (this “Joinder”) dated as of [_______, ___] is by [Name of Additional Grantor], a [__________] [corporation] (the “Additional Grantor”), in favor of Perceptive Credit Holdings IV, LP, as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

A. Reference is made to (i) the Credit Agreement and Guaranty (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Credit Agreement”), dated as of November 16, 2022, among Biodesix, Inc., a Delaware corporation (“Borrower”), certain Grantors party thereto, certain Lenders party thereto and the Administrative Agent, and (ii) the Security Agreement (as amended, supplemented, restated, extended, renewed or replaced from time to time, the “Security Agreement”; capitalized terms used herein but not defined shall have the meaning ascribed to such terms therein), dated as of November 21, 2022, among certain Grantors party thereto and the Administrative Agent.

B. Section 5.12 of the Security Agreement provides that additional Persons may from time to time after the date of the Security Agreement become Grantors under the Security Agreement by executing and delivering to the Administrative Agent a supplemental agreement to the Security Agreement in the form of this Joinder.

C. To induce the Secured Parties to maintain the term loans pursuant to the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Grantor has agreed to execute and deliver (i) a Guarantee Assumption Agreement under the Credit Agreement, and (ii) this Joinder to the Administrative Agent.

The Additional Grantor hereby agrees to become a “Grantor” for all purposes of the Security Agreement (and hereby supplements each of the Schedules to the Security Agreement in the manner specified in Appendix A hereto). Without limitation, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations (other than contingent indemnification obligations and other obligations which, by their terms, survive termination of the Credit Agreement or other Loan Documents), the Additional Grantor hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties, as provided in Section 3 of the Security Agreement a security interest in all of the Additional Grantor’s right, title and interest in, to and under the Collateral of the Additional Grantor, in each case whether tangible or intangible, wherever located, and whether now owned by the Additional Grantor or hereafter acquired and whether now existing or hereafter coming into existence. In addition, subject to the Schedules attached hereto, the Additional Grantor hereby makes the representations and warranties set forth in Section 2 of the Security Agreement, with respect to itself and its obligations under this Joinder, as if each reference in such Sections to the Loan Documents included reference to this Joinder.

[SIGNATURE PAGES FOLLOW]

Exhibit A-2

In Witness Whereof, the Additional Grantor has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

[INSERT NAME OF ADDITIONAL GRANTOR],

as Grantor

By:_________________________________

Name:

Title:

Perceptive Credit Holdings IV, LP,
as Administrative Agent

By: Perceptive Credit Opportunities GP, LLC,
its general partner

By:_______________________________________

Name:

Title:

By:_______________________________________

Name:

Title:

Schedules to Security Agreement

Schedule 1

Certain Grantor Information

Legal Name	Type of Organization	Jurisdiction of Organization	Organization ID Number	Mailing Address
Biodesix, Inc.	Corporation	Delaware	4083680	2970 Wilderness Place, Suite 100, Boulder, CO 80301

Schedules to Security Agreement

Schedule 2

Pledged Shares

None.

Schedules to Security Agreement

Schedule 3

Promissory Notes

None.

Schedules to Security Agreement

Schedule 4

Copyrights, Copyright Registrations and Applications for Copyright Registrations

None.

Schedules to Security Agreement

Schedule 5

Patents and Patent Applications

U.S. Patents:

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
1.	Biodesix, Inc.	11/396,328	3/31/2006	7,736,905	6/15/2010	Issued / Granted
2.	Biodesix, Inc.	12/321,394	1/20/2009	7,858,390	12/28/2010	Issued / Granted
3.	Biodesix, Inc.	12/321,393	1/20/2009	7,867,775	1/11/2011	Issued / Granted
4.	Biodesix, Inc.	12/321,392	1/20/2009	7,858,389	12/28/2010	Issued / Granted
5.	Biodesix, Inc.	12/661,129	3/10/2010	7,879,620	2/1/2011	Issued / Granted
6.	Biodesix, Inc.	12/661,124	3/10/2010	8,097,469	1/17/2012	Issued / Granted
7.	Biodesix, Inc.	12/806,137	8/6/2010	9,824,182	11/21/2017	Issued / Granted
8.	Biodesix, Inc.	13/373,336	11/11/2011	9,152,758	10/6/2015	Issued / Granted
9.	Biodesix, Inc.	12/218,519	7/15/2008	8,024,282	9/20/2011	Issued / Granted
10.	Biodesix, Inc.	12/584,594	9/8/2009	7,906,342	3/15/2011	Issued / Granted
11.	Biodesix, Inc.	12/931,324	1/27/2011	8,119,418	2/21/2012	Issued / Granted
12.	Biodesix, Inc.	12/931,322	1/27/2011	8,119,417	2/21/2012	Issued / Granted
13.	Biodesix, Inc.	13/313,791	12/7/2011	8,586,379	11/19/2013	Issued / Granted
14.	Biodesix, Inc.	13/313,838	12/7/2011	8,586,380	11/19/2013	Issued / Granted

Schedules to Security Agreement

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
15.	Biodesix, Inc.	13/356,730	1/24/2012	8,914,238	12/16/2014	Issued / Granted
16.	Biodesix, Inc.	13/741,634	1/15/2013	9,254,120	2/9/2016	Issued / Granted
17.	Biodesix, Inc.	13/836,436	3/15/2013	9,279,798	3/8/2016	Issued / Granted
18.	Biodesix, Inc.	14/868,575	9/29/2015	9,606,101	3/28/2017	Issued / Granted
19.	Biodesix, Inc.	13/835,909	3/15/2013	9,653,272	5/16/2017	Issued / Granted
20.	Biodesix, Inc.	15/584,275	5/2/2017	10,593,529	3/17/2020	Issued / Granted
21.	Biodesix, Inc.	13/733,018	1/2/2013	8,467,988	6/18/2013	Issued / Granted
22.	Biodesix, Inc.	14/486,442	9/15/2014	9,477,906	10/25/2016	Issued / Granted
23.	Biodesix, Inc.	14/460,769	8/15/2014	9,211,314	12/15/2015	Issued / Granted
24.	Biodesix, Inc.	14/869,348	9/29/2015	9,779,204	10/3/2017	Issued / Granted
25.	Biodesix, Inc.	15/701,668	9/12/2017	10,489,550	11/26/2019	Issued / Granted
26.	Biodesix, Inc.	14/949,229	11/23/2015	9,563,744	2/7/2017	Issued / Granted
27.	Biodesix, Inc.	14/936,847	11/10/2015	10,037,874	7/31/2018	Issued / Granted
28.	Biodesix, Inc.	16/020,183	6/27/2018	10,217,620	2/26/2019	Issued / Granted
29.	Biodesix, Inc.	15/899,866	2/20/2018			Allowed
30.	Biodesix, Inc.	15/091,417	4/5/2016	10,713,590	7/14/2020	Issued / Granted

Schedules to Security Agreement

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
31.	Biodesix, Inc.	15/991,601	5/29/2018	10,950,348	3/16/2021	Issued / Granted
32.	Biodesix, Inc.	17/119,200	12/11/2020		4/1/2021 (publication date)	Non-Provisional Filed
33.	Biodesix, Inc.	16/070,603	7/17/2018		1/17/2019 (publication date)	Published
34.	Biodesix, Inc.	16/092,023	10/8/2018		4/7/2022 (publication date)	Non-Provisional Filed
35.	Biodesix, Inc.	16/475,752	7/3/2019	11,150,238	10/19/2021	Issued / Granted
36.	Biodesix, Inc.	17/495,213	10/6/2021		1/27/2022 (publication date)	Non-Provisional Filed
37.	Biodesix, Inc.	15/862,896	1/5/2018	10,870,891	12/22/2020	Issued / Granted
38.	Biodesix, Inc.	16/772,135	12/15/2018		12/2/2021 (publication date)	Published
39.	Biodesix, Inc.	17/031,042	9/24/2020		4/22/2021 (publication date)	Non-Provisional Filed
40.	Biodesix, Inc.	13/306,823	11/29/2011	9,403,889	8/2/2016	Issued / Granted
41.	Biodesix, Inc.	15/685,535	8/24/2017		1/4/2018	Published

Schedules to Security Agreement

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
					(publication date)
42.	Biodesix, Inc.	13/725,098	12/21/2012	9,091,651	7/28/2015	Issued / Granted
43.	Biodesix, Inc.	15/476,118	3/31/2017	10,534,002	1/14/2020	Issued / Granted
44.	Biodesix, Inc.	13/724,823	12/21/2012	9,201,044	12/1/2015	Issued / Granted
45.	Biodesix, Inc.	14/926,735	10/29/2015	9,588,127	3/7/2017	Issued / Granted
46.	Biodesix, Inc.	15/786,924	10/18/2017		3/8/2018 (publication date)	Published
47.	Biodesix, Inc.	13/775,494	2/23/2013	9,304,137	4/5/2016	Issued / Granted
48.	Biodesix, Inc.	15/051,153	2/23/2016	10,338,074	7/2/2019	Issued / Granted
49.	Biodesix, Inc.	17/470,462	9/9/2021		6/2/2022 (publication date)	Non-Provisional Filed
50.	Biodesix, Inc.	16/703027	12/4/2019	11,467,167	10/11/2022	Issued / Granted
51.	Biodesix, Inc.	14/341,245	7/25/2014	9,297,805	3/29/2016	Issued / Granted
52.	Biodesix, Inc.	15/680,656	8/18/2017	11,193,935	12/7/2021	Issued / Granted
53.	Biodesix, Inc.	14/612,959	2/3/2015	9,594,085	3/14/2017	Issued / Granted
54.	Biodesix, Inc.	15/587,767	5/5/2017	10,802,027	10/13/2020	Issued / Granted

Schedules to Security Agreement

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
55.	Biodesix, Inc.	17/069,666	10/13/2020		9/16/2021 (publication date)	Non-Provisional Filed
56.	Biodesix, Inc.	11/342,366	1/27/2006	9,002,652	4/7/2015	Issued / Granted
57.	Biodesix, Inc.	13/570,096	8/8/2012	9,234,895	1/12/2016	Issued / Granted
58.	Biodesix, Inc.	13/023,366	2/8/2011	8,603,752	12/10/2013	Issued / Granted
59.	Biodesix, Inc.	14/100,301	12/9/2013	9,103,834	8/11/2015	Issued / Granted
60.	Biodesix, Inc.	12/376,951	6/30/2010	8586006	11/19/2013	Issued / Granted
61.	Biodesix, Inc.	17/430,998	8/13/2021		10/27/2022 (publication date)	Non-Provisional Filed
62.	Biodesix, Inc.	16/296,918	3/8/2019	10,422,729	9/24/2019	Issued/Granted
63.	Biodesix, Inc.	17/514,737	10/29/2021			Allowed
64.	Biodesix, Inc.	15/274,012	9/23/2016		3/16/2017	Abandoned
65.	Biodesix, Inc.	17/344,352	6/10/2021	11,476,003	10/18/2022	Non-Provisional Filed
66.	Biodesix, Inc.	17/360,254	6/28/2021		6/16/2022 (publication date)	Non-Provisional Filed
67.	Biodesix, Inc.	17/902,055	9/2/2022			Non-Provisional Filed

Schedules to Security Agreement

#	Obligor	Patent Application Number	Filing Date	Patent or Publication Number	Date of Issuance or Publication	Status
68.	Biodesix, Inc.	63/150,050	2/16/2021			Provisional Filed
69.	Biodesix, Inc.	63/301,825	1/21/2022			Provisional Filed
70.	Biodesix, Inc.	63/304,107	1/28/2022			Provisional Filed
71.	Biodesix, Inc.	16/952,473	11/19/2020		10/14/2021 (publication date)	Non-Provisional Filed
72.	Biodesix, Inc.	15/207,825	07/12/2016	10,007,766	06/26/2018	Issued/Granted

Foreign Patents

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
1.	Biodesix, Inc.	AT	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
2.	Biodesix, Inc.	AU	2007243644.0	3/26/2007	2007243644	9/2/2010	Issued / Granted
3.	Biodesix, Inc.	BE	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
4.	Biodesix, Inc.	CA	CA 2647871	3/26/2007	2647871	3/11/2014	Issued / Granted
5.	Biodesix, Inc.	DE	602007044874.3	3/26/2007	2007434	2/17/2016	Issued / Granted
6.	Biodesix, Inc.	DE	602007057736.5	3/26/2007	2241335	2/27/2019	Issued / Granted
7.	Biodesix, Inc.	DE	10003343.0	3/26/2010	602007057736.5	2/27/2019	Issued / Granted

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
8.	Biodesix, Inc.	FR	10003343.0	3/26/2010	2241335	2/27/2019	Issued / Granted
9.	Biodesix, Inc.	GB	10003343.0	3/26/2010	2241335	2/27/2019	Issued / Granted
10.	Biodesix, Inc.	ES	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
11.	Biodesix, Inc.	FR	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
12.	Biodesix, Inc.	GB	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
13.	Biodesix, Inc.	HK	09105283.6	3/26/2007	HK1126416	3/26/2017	Issued / Granted
14.	Biodesix, Inc.	HK	11110985.3	11/20/2009	1156696	1/4/2013	Issued / Granted
15.	Biodesix, Inc.	JP	2009502923.0	3/26/2007	4963721	4/6/2012	Issued / Granted
16.	Biodesix, Inc.	PT	07754043.3	3/26/2007	2007434	2/17/2016	Issued / Granted
17.	Biodesix, Inc.	AU	2013281221.0	3/15/2013	2013281221	8/30/2018	Issued / Granted
18.	Biodesix, Inc.	CA	2878441.0	3/15/2013	2,878,044	10/26/2021	Issued / Granted
19.	Biodesix, Inc.	CN	201380043182.4,	3/15/2013	104685360	2/13/2018	Issued / Granted
20.	Biodesix, Inc.	JP	2015-520167	3/15/2013	6355630	6/22/2018	Issued / Granted
21.	Biodesix, Inc.	KR	10-2015-7001998	3/15/2013	10-2103319	4/16/2020	Issued / Granted

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
22.	Biodesix, Inc.	MX			365418	6/3/2019	Issued / Granted
23.	Biodesix, Inc.	SG	112014086525,	3/15/2013	11201408652S	5/18/2018	Issued / Granted
24.	Biodesix, Inc.	TW	102115975.0	5/3/2013	I639001	10/21/2018	Issued / Granted
25.	Biodesix, Inc.	TW	112014086525,	3/15/2013			Issued / Granted
26.	Biodesix, Inc.	AU	2014318499	9/15/2014	2014318499	9/28/2019	Issued / Granted
27.	Biodesix, Inc.	DE	15846544.3	9/29/2015	3201812/60 2015 065 776.4	2/17/2021	Issued / Granted
28.	Biodesix, Inc.	FR	15846544.3	9/29/2015	3201812	2/17/2021	Issued / Granted
29.	Biodesix, Inc.	GB	15846544.3	9/29/2015	3201812	2/17/2021	Issued / Granted
30.	Biodesix, Inc.	BE	16825024.9	07/12/2016	3322987	9/8/2021	Issued / Granted
31.	Biodesix, Inc.	CH	16825024.9	07/12/2016	3322987	9/8/2021	Issued / Granted
32.	Biodesix, Inc.	CN	201680052342.5	7/12/2016	ZL201680052342		Pending / Published
33.	Biodesix, Inc.	CN	202011108535.2	10/16/2020			Non-Provisional Filed
34.	Biodesix, Inc.	DE	16825024.9	7/12/2016	60 2016 063 521.6/3322987	9/8/2021	Non-Provisional Filed
35.	Biodesix, Inc.	EP	20198389.7	9/25/2020			Issued / Granted

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
36.	Biodesix, Inc.	FR	16825024.9	7/12/2016	3322987	9/8/2021	Issued / Granted
37.	Biodesix, Inc.	IE	16825024.9	7/12/2016	3322987	9/8/2021	Issued / Granted
38.	Biodesix, Inc.	LU	16825024.9	7/12/2016	3322987	9/8/2021	Issued / Granted
39.	Biodesix, Inc.	UK	16825024.9	7/12/2016	3322987	9/8/2021	Issued / Granted
40.	Biodesix, Inc.	CN	201880015865.1	7/11/2019			Pending/Published
41.	Biodesix, Inc.	EP	18736676.0	7/11/2019			Pending/Published
42.	Biodesix, Inc.	CH	18150429.1	1/5/2018	3358020	5/19/2021	Issued / Granted
43.	Biodesix, Inc.	DE	18150429.1	1/5/2018	60 2018 017 131.2	5/19/2021	Issued / Granted
44.	Biodesix, Inc.	FR	18150429.1	1/5/2018	3358020	5/19/2021	Issued / Granted
45.	Biodesix, Inc.	UK	18150429.1	1/5/2018	3358020	5/19/2021	Issued / Granted
46.	Biodesix, Inc.	CN	201980022391.8	9/25/2020			Pending/Published
47.	Biodesix, Inc.	EP	19775503.6	9/10/2020			Pending/Published
48.	Biodesix, Inc.	CN	201880081583.1	6/17/2020			Issued / Granted
49.	Biodesix, Inc.	EP	12810019.5	12/21/2012	2,795,330	7/19/2017	Issued / Granted

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
50.	Biodesix, Inc.	EP	18868355.1	5/18/2020	2,795,330	7/19/2017	Issued / Granted
51.	Biodesix, Inc.	HK	15103606.3	12/21/2012	1203091	6/15/2018	Issued / Granted
52.	Biodesix, Inc.	HK	62021029447.1	4/16/2021			Non-Provisional Filed
53.	Biodesix, Inc.	IE	12810019.5	12/21/2012	2,795,330	7/19/2017	Issued / Granted
54.	Biodesix, Inc.	IL	233291.0	12/21/2012	233291	5/29/2018	Issued / Granted
55.	Biodesix, Inc.	IL	257330.0	12/21/2012	257330	1/3/2021	Issued / Granted
56.	Biodesix, Inc.	JP	2014-548967	12/21/2012	6,082,026	1/27/2017	Issued / Granted
57.	Biodesix, Inc.	LU	12810019.5	12/21/2012	2,795,330	7/19/2017	Issued / Granted
58.	Biodesix, Inc.	NL	12810019.5	12/21/2012	2,795,330	7/19/2017	Issued / Granted
59.	Biodesix, Inc.	EP	18868355.1	5/18/2020			Examination Year 1
60.	Biodesix, Inc.	CN	201480052775.1	7/25/2014			Issued / Granted
61.	Biodesix, Inc.	HK	17100661.9	7/25/2014	HK1227103	8/7/2020	Issued / Granted
62.	Biodesix, Inc.	CN	201780041871.X	1/5/2019			Published
63.	Biodesix, Inc.	HK	40012915A	1/5/2019			Published

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
64.	Biodesix, Inc.	CN	202080014537.7	8/13/2021			Pending/Published
65.	Biodesix, Inc.	EP	20754917.1	6/24/2021			Pending/Published
66.	Biodesix, Inc.	HK	62022048051.6	2/14/2022			Pending/Published
67.	Biodesix, Inc.	BE	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
68.	Biodesix, Inc.	CH	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
69.	Biodesix, Inc.	CN	202010085720.8	2/18/2020	ZL 202010085720.8	6/22/2021	Issued / Granted
70.	Biodesix, Inc.	DE	20158033.9	2/18/2020	60 2020 001 052.1	11/24/2021	Issued / Granted
71.	Biodesix, Inc.	ES	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
72.	Biodesix, Inc.	FR	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
73.	Biodesix, Inc.	GB	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
74.	Biodesix, Inc.	HK	202010085720.8	2/18/2020			Non-Provisional Filed
75.	Biodesix, Inc.	IT	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
76.	Biodesix, Inc.	LI	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
77.	Biodesix, Inc.	NL	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted

Schedules to Security Agreement

#	Obligor	Country/Jurisdiction	Serial No.	Filing Date	Patent Number	Issue Date	Status
78.	Biodesix, Inc.	SE	20158033.9	2/18/2020	3705042	11/24/2021	Issued / Granted
79.	Biodesix, Inc.	PCT	PCT/US2021/063560	12/15/2021			Pending/Published
80.	Biodesix, Inc.	PCT	PCT/US22/16307	2/14/2022			Provisional Filed

Schedules to Security Agreement

Schedule 6

Trade Names, Trademarks, Services Marks, Trademark and Service Mark Registrations and Applications for Trademark and Service Mark Registrations

US Trademarks:

#	Obligor	Trademarks	Application Number	Filing Date	Status	Registration No.	Registration Date
1.	Biodesix, Inc.	BIODESIX LUNG REFLEX	87586059	8/28/2017	Registered	5548759	8/28/2018
2.	Biodesix, Inc.	BIODESIX LUNG REFLEX	87/422,891	4/24/2017	Registered	5363516	12/26/2017
3.	Biodesix, Inc.	BIODESIX	77141889	3/27/2007	Registered	3483094	08/12/2008
4.	Biodesix, Inc.	DEEP MALDI	85/853,947	2/19/2013	Registered	4660213	12/23/2014
5.	Biodesix, Inc.	DIAGNOSTIC CORTEX	86/525907	2/5/2015	Registered	5087240	11/22/2016
6.	Biodesix, Inc.	EARLYCDT-LUNG	88483638	6/21/2019	Registered	5965603	1/21/2020
7.	Biodesix, Inc.	EARLYCDT-LUNG	88483651	6/21/2019	Registered	5965605	1/21/2020
8.	Biodesix, Inc.	GENESTRAT	86/618561	5/4/2015	Registered	5042185	9/13/2016
9.	Biodesix, Inc.	GENESTRAT	97/036444	9/20/2021	Filed
10.	Biodesix, Inc.	GENESTRAT NGS	97/036428	9/20/2021	Filed
11.	Biodesix, Inc.	IMMUNOSTRAT	86/588401	4/6/2015	Registered	5670693	2/5/2019
12.	Biodesix, Inc.	INDI	86595979	4/13/2015	Registered	4966111	5/24/2016

Schedules to Security Agreement

#	Obligor	Trademarks	Application Number	Filing Date	Status	Registration No.	Registration Date
13.	Biodesix, Inc.	IQLUNG	97119106	11/10/2021	Filed
14.	Biodesix, Inc.	IQLUNG + Black and White Design	97122430	11/12/2021	Filed
15.	Biodesix, Inc.	IQLUNG + Color Design	97137988	11/22/2021	Filed
16.	Biodesix, Inc.	NODIFY	88/329,645	3/7/2019	Registered	6137189	8/25/2020
17.	Biodesix, Inc.	NODIFY CDT	88/819,075	3/3/2020	Registered	6,456,820	8/17/2021
18.	Biodesix, Inc.	NODIFY LUNG	88/819033	3/3/2020	Registered	6349475	5/11/2021
19.	Biodesix, Inc.	NODIFY XL2	88/329,661	3/7/2019	Registered	6142799	9/1/2020
20.	Biodesix, Inc.	VERISTRAT	77141838	3/27/2007	Registered	3470295	7/22/2008
21.	Biodesix, Inc.	VERISTRAT	97/036452	9/20/2021	Filed
22.	Biodesix, Inc.	XPRESYS	88614360	9/12/2019	Allowed - deferred

Foreign Trademarks

#	Owner	Trademarks	Country	Filing Date	Status	Registration No.
1.	Biodesix, Inc.	BIODESIX	Australia	12/8/2011	Registered	1464427
2.	Biodesix, Inc.	BIODESIX	European Union	12/13/2011	Registered	10487759
3.	Biodesix, Inc.	BIODESIX	China	12/20/2011	Registered	10329104
4.	Biodesix, Inc.	BIODESIX	China	12/20/2011	Registered	10329099

Schedules to Security Agreement

#	Owner	Trademarks	Country	Filing Date	Status	Registration No.
5.	Biodesix, Inc.	BIODESIX	China	12/20/2011	Registered	10329103
6.	Biodesix, Inc.	BIODESIX	Japan	12/8/2011	Registered	5507711
7.	Biodesix, Inc.	BIODESIX	Korea	12/9/2011	Registered	45-0045710
8.	Biodesix, Inc.	BIODESIX	Israel	12/8/2011	Registered	242697
9.	Biodesix, Inc.	BIODESIX	Mexico	9/5/2017	Registered	1829649
10.	Biodesix, Inc.	BIODESIX	Mexico	9/5/2017	Registered	1829648
11.	Biodesix, Inc.	BIODESIX	Taiwan	12/12/2011	Registered	1582583
12.	Biodesix, Inc.	BIODESIX	United Kingdom	12/13/2011	Registered	UK00910487759
13.	Biodesix, Inc.	BIODESIX	Canada	1/18/2012	Registered	TMA894619
14.	Biodesix, Inc.	BIODESIX LUNG REFLEX	China	5/7/2018	Registered	30714233
15.	Biodesix, Inc.	BIODESIX LUNG REFLEX	China	5/7/2018	Registered	30714234
16.	Biodesix, Inc.	GENESTRAT	China	5/2/2018	Registered	30620137
17.	Biodesix, Inc.	GENESTRAT	European Union	9/12/2016	Registered	15821473
18.	Biodesix, Inc.	GENESTRAT	Mexico	9/11/2017	Registered	1829651
19.	Biodesix, Inc.	GENESTRAT	Mexico	9/11/2017	Registered	1829650
20.	Biodesix, Inc.	GENESTRAT	United Kingdom	9/12/2016	Registered	UK00915821473
21.	Biodesix, Inc.	GRID OF INDIVIDUAL SQUARES (B&W)	China	7/30/2013	Registered	1174299

Schedules to Security Agreement

#	Owner	Trademarks	Country	Filing Date	Status	Registration No.
22.	Biodesix, Inc.	GRID OF INDIVIDUAL SQUARES (B&W)	European Union	7/30/2013	Registered	1174299
23.	Biodesix, Inc.	GRID OF INDIVIDUAL SQUARES (B&W)	WIPO	7/30/2013	Registered	1174299
24.	Biodesix, Inc.	GRID OF INDIVIDUAL SQUARES (B&W)	Japan	7/30/2013	Registered	1174299
25.	Biodesix, Inc.	GRID OF INDIVIDUAL SQUARES (B&W)	United Kingdom	7/30/2013	Registered	UK00801174299
26.	Biodesix, Inc.	INDI & Design	China	7/30/2013	Registered	1174378
27.	Biodesix, Inc.	INDI & Design	European Union	7/30/2013	Registered	1174378
28.	Biodesix, Inc.	INDI & Design	WIPO	7/30/2013	Registered	1174378
29.	Biodesix, Inc.	INDI & Design	Japan	7/30/2013	Registered	1104760
30.	Biodesix, Inc.	INDI & Design	United Kingdom	7/30/2013	Registered	UK00801174378
31.	Biodesix, Inc.	INDI DX	European Union	11/13/2012	Registered	1149372
32.	Biodesix, Inc.	INDI DX	UK	11/13/2012	Registered	UK00801149372
33.	Biodesix, Inc.	INDI DX	WIPO	11/13/2012	Registered	1149372
34.	Biodesix, Inc.	VERISTRAT	Europian Union	12/13/2011	Registered	10487809
35.	Biodesix, Inc.	VERISTRAT	United Kingdom	12/13/2011	Registered	UK00910487809
36.	Biodesix, Inc.	VERISTRAT	Australia	12/8/2011	Registered	1464428
37.	Biodesix, Inc.	VERISTRAT	China	12/20/2011	Registered	10329101
38.	Biodesix, Inc.	VERISTRAT	China	12/20/2011	Registered	10329102

Schedules to Security Agreement

#	Owner	Trademarks	Country	Filing Date	Status	Registration No.
39.	Biodesix, Inc.	VERISTRAT	China	12/20/2011	Registered	10329100
40.	Biodesix, Inc.	VERISTRAT	China	11/5/2012	Registered	11694401
41.	Biodesix, Inc.	VERISTRAT	Japan	12/8/2011	Registered	5507712
42.	Biodesix, Inc.	VERISTRAT	India	4/27/2017	Registered	3535601
43.	Biodesix, Inc.	VERISTRAT	Israel	12/8/2011	Registered	242696
44.	Biodesix, Inc.	VERISTRAT	Taiwan	12/12/2011	Registered	1582584
45.	Biodesix, Inc.	VERISTRAT	Korea	12/9/2011	Registered	45-0045709
46.	Biodesix, Inc.	VERISTRAT	Canada	1/18/2012	Registered	TMA894617
47.	Biodesix, Inc.	XPRESYS	Canada	6/10/2013	Registered	TMA1023166
48.	Biodesix, Inc.	XPRESYS	China	5/21/2013	Registered	1164302
49.	Biodesix, Inc.	XPRESYS	Europian Union	5/21/2013	Registered	1164302
50.	Biodesix, Inc.	XPRESYS	WIPO	5/21/2013	Registered	1164302
51.	Biodesix, Inc.	XPRESYS	Japan	5/21/2013	Registered	1164302
52.	Biodesix, Inc.	XPRESYS	United Kingdom	5/21/2013	Registered	UK00801164302

Schedules to Security Agreement

Schedule 7

Deposit Accounts, Securities Accounts and Commodity Accounts

Obligor	Type of Account	Name & Address of Financial Institutions
Biodesix, Inc.	Lockbox x72933	JPMorgan Chase Bank, N.A.
Biodesix, Inc.	Restricted Cash x55100	JPMorgan Chase Bank, N.A.
Biodesix, Inc.	Operating Account x93903	JPMorgan Chase Bank, N.A.
Biodesix, Inc.	Operating Account x3298	Silicon Valley Bank
Biodesix, Inc.	Collateral MMA	Silicon Valley Bank

Schedules to Security Agreement

Schedule 8

Commercial Tort Claims

None.

Schedules to Security Agreement